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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                      October 15, 1997 (September 30, 1997)

                              SERVICE EXPERTS, INC.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware            000-21173               62-1639453
             ----------        ---------------        ------------------
          (State or Other     (Commission File       (I.R.S. Employer
          Jurisdiction of        Number)                Identification
          Incorporation)                                    Number)

                               111 Westwood Place
                                    Suite 420
                           Brentwood, Tennessee 37027
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               (Address of principal executive offices) (Zip Code)

                                 (615) 371-9990
                    ------------------------------------------
              (Registrant's telephone number, including area code)


                    ------------------------------------------
          (Former name or former address, if changed since last report)


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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On September 30, 1997, Service Experts, Inc., a Delaware corporation ("SEI"), consummated the acquisition of all of the issued and outstanding capital stock (the "Acquisition") of Parrott Mechanical, Inc., an Idaho corporation (the "Company"), pursuant to an Agreement and Plan of Reorganization by and among SEI and Howard and Delvona Rude, the sole shareholders of the Company (the "Shareholders"). Simultaneously with the Acquisition, Parrott Acquisition Sub, Inc., a Tennessee corporation and wholly-owned subsidiary of SEI, acquired certain real property owned by the Shareholders and used in the business of the Company (the "Real Property Transaction"). The Company operates a residential heating, ventilating and air-conditioning service and replacement business with facilities in and around Coeur d'Alene, Idaho.

                  The consideration paid by SEI to the Shareholders in connection with the Acquisition consisted of (i) $3,919,059 paid in the form of 145,150 shares of Common Stock, $.01 par value per share, of SEI (the "SEI Common Stock"), issued to the Shareholders and (ii) the assumption of Company debt in the approximate amount of $3,928,878. The consideration paid by SEI to the Shareholders in the Real Property Transaction consisted of (i) $704,151 paid in the form of 26,080 shares of SEI Common Stock and (ii) the assumption of personal debt of the Shareholders relating to the real property of approximately $1,095,849.

                  The consideration paid in the Acquisition and the Real Property Transaction was determined through arm's length negotiations between the parties. The factors considered by SEI in determining the consideration to be paid included, among others, the historical operating results, the net worth, the levels and type of indebtedness and the future prospects of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

             (a)  Financial Statements of Business Acquired.

                        None Required.

             (b)  Pro Forma Financial Information.

                        None Required.

             (c)  Exhibits.

                  2.1 Agreement and Plan of Reorganization, dated as of September 30, 1997, by and among the Registrant and the Shareholders

                  2.2 Real Property Sale Agreement, dated as of September 30, 1997, by and among Parrott Acquisition Sub, Inc. and the Shareholders




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SERVICE EXPERTS, INC.


                                          By:  /s/ Anthony M. Schofield
                                              ---------------------------------
                                              Anthony M. Schofield
                                              Chief Financial Officer,
                                              Secretary and Treasurer


Date: October 15, 1997




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION OF EXHIBITS
-------       -----------------------

 2.1    --     Combination Agreement, dated as of September 30, 1997, by and among the Registrant and the Shareholders.

 2.2    --     Real Property Sale Agreement, dated as of September 30, 1997, by and among Parrott Acquisition Sub, Inc. and the Shareholders.







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